SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 6, 1998

                   Financial Security Assurance Holdings Ltd.
             (Exact name of registrant as specified in its charter)

New York                           1-12644                 13-3261323
--------                           -------                 ----------
(State or other jurisdiction       (Commission             (IRS Employer
 of incorporation)                 File Number)            Identification No.)

350 Park Avenue, New York, NY                              10022
-----------------------------                              -----
(Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 826-0100
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                                                                          Page 2


      Item 7. Financial Statements and Exhibits.

      This current report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-34181 on Form S-3, the documents included as Exhibits hereto, relating to $100,000,000 aggregate principal amount of 6.950% Senior Quarterly Income Debt Securities due 2098 of Financial Security Assurance Holdings Ltd. (the "Company").

      Exhibit Number                      Description
      --------------                      -----------

         1. Underwriting Agreement dated November 6, 1998 between the Underwriters listed on Schedule I thereto and the Company.

         2. Form of 6.950% Senior Quarterly Income Debt Securities due 2098.

         3. Consent of PricewaterhouseCoopers LLP to reference to that Firm under the caption "Experts" in the Prospectus Supplement dated November 6, 1998 with respect to the 6.950% Senior Quarterly Income Debt Securities due 2098.

         4.             Computation of Ratios of Earnings to Fixed Charges
                        Schedule.

         5. Officers' Certificate pursuant to Section 2.01 and 2.03 of the Indenture.

         6. First Supplemental Indenture dated as of November 13, 1998, between the Company and First Union National
                        Bank, as Trustee.
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                                                                          Page 3


                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FINANCIAL SECURITY ASSURANCE
                                       HOLDINGS LTD.,


Date: November 6, 1998                 By: /s/ Bruce Stern
                                           -------------------------------------
                                           Bruce E. Stern, Managing Director

                                  EXHIBIT INDEX

      Exhibit Number                      Description
      --------------                      -----------

         1. Underwriting Agreement dated November 6, 1998 between the Underwriters listed on Schedule I thereto and the Company.

         2. Form of 6.950% Senior Quarterly Income Debt Securities due 2098.

         3. Consent of PricewaterhouseCoopers LLP to reference to that Firm under the caption "Experts" in the Prospectus Supplement dated November 6, 1998 with respect to the 6.950% Senior Quarterly Income Debt Securities due 2098.

         4.             Computation of Ratios of Earnings to Fixed Charges
                        Schedule.

         5. Officers' Certificate pursuant to Section 2.01 and 2.03 of the Indenture.

         6. First Supplemental Indenture dated as of November 13, 1998, between the Company and First Union National Bank, as Trustee.